Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of View Systems, Inc. of our report dated July 20, 2000 with respect to the financial statements of View Systems, Inc. included in its Annual Report on Form 10-KSB (as amended) filed with the Securities and Exchange Commission.





                                                /s/Stegman & Company


Baltimore, Maryland
March 23, 2001]